                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

          Filed by the registrant x Filed by a party other than the registrant check the appropriate box:
                  Preliminary proxy statement
           x      Definitive proxy statement
                  Definitive additional materials
                  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                AJAY SPORTS, INC.
                (Name of Registrant as Specified in Its Charter)

                                ROBERT R. HEBARD
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

           x $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11

          (1) Title of each class of securities to which transaction applies:

          (2)     Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:

          (4)     Proposed maximum aggregate value of transaction:

                  Check Box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number; or the form or schedule and the date of its filing.

          (1)     Amount previously paid:


          (2)     Form, Schedule or registration statement no.:


          (3)     Filing party:


          (f)     Date filed:

                                AJAY SPORTS, INC.
                            1501 E. Wisconsin Street
                                Delavan, WI 53115
                                 ***************

                    Notice of Annual Meeting of Stockholders
                           to be held on May 23, 1996
                                 ***************

The Annual Meeting of Stockholders of Ajay Sports, Inc. (the "Company") will be held at the offices of Ajay Leisure Products, Inc. at 1501 E. Wisconsin Street, Delavan, Wisconsin 53115, on May 23, 1996 at 11:00am (CDT), for the following purposes:

                  1.       To elect 6 directors  to hold  office  until the next
                           annual  meeting  of   stockholders   or  until  their
                           successors are duly elected and qualified.

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders holding shares of Common Stock of record at the close of business on April 18, 1996 will be entitled to receive notice of and vote at the meeting.

Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

By Order of the Board of Directors,

Robert R. Hebard
Secretary

April 22, 1996
Delavan, Wisconsin

                                 Proxy Statement
                     for 1996 Annual Meeting of Stockholders

                               General Information

This Proxy Statement is furnished to stockholders of Ajay Sports, Inc. ("Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors (the "Board") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 23, 1996 at the offices of the Company's operating subsidiary, Ajay Leisure Products, Inc., 1501
E. Wisconsin Street, Delavan, Wisconsin 53115, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting will be first sent to stockholders on or about April 22, 1996.

As of April 18, 1996 the record date for entitlement to notice of and to vote at the Annual Meeting, the Company had outstanding 22,337,746 shares of Common Stock, $.01 par value per share (the "Common Stock"). The presence, in person or by proxy, of holders of one-third of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. In addition, the Company has 313,290 outstanding shares of 10% Cumulative Convertible Preferred Stock, which have no voting rights.

Each share of Common Stock outstanding on the record date is entitled to one vote on all matters presented at the Meeting. To be elected as a director, a nominee must have more shares cast in his favor than shares for which voting authority is withheld. Abstentions are counted only for purposes of determining whether a quorum is present at the meeting and/or a vote entitled to be cast at the Meeting. Broker non-votes will not be counted for any purpose.

A stockholder who gives his proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

The Company's 1995 Annual Report on Form 10-K is being sent to all stockholders with this Proxy Statement.

                       Proposal 1 - Election of Directors

At the Meeting six (6) directors will be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless marked to the contrary, the proxies received by the Board will be voted for the election of the six nominees named herein, all of whom are presently members of the Board. Should any of the nominees for the office of director decline or be unable to serve if elected, it is intended that the person named in the accompanying form of proxy will vote for the election of such other person for director as the Board of Directors recommends. The Board has no reason to believe that any nominee will decline or be unable to serve if elected.

                                                 Positions and                                             1st Yr. As
Name                                  Age        Offices with Company                                      Director

Anthony B. Cashen                      61        Director                                                  1993

Robert R. Hebard                       43        Director, Secretary of the                                1989
                                                 Company

Stanley V. Intihar                     61        Director                                                  1994

Thomas W. Itin                         61        Chairman, President, Treasurer                            1993
                                                 and Director of the Company

Robert D. Newman                       54        Director                                                  1994

Clarence H. Yahn                       59        Director                                                  1994


Anthony B. Cashen. Mr. Cashen has served as Secretary, Treasurer and Director of LBO Capital Corp., since inception. He is currently a Managing Partner in Lamalie Amrop International, a management consulting and executive recruiting firm located in New York City. Previously, Mr. Cashen had been an officer and Principal of the investment firms of A.G. Becker, Inc. and Donaldson, Lufkin &
Jenrette, Inc. He serves as Director of PW Communications and Immucell Corporation, both of which are publicly-held companies. Mr. Cashen is also President of the Sagamore Institute. He received his MBA from the Johnson Graduate School of Management at Cornell University, and his B.S. degree from Cornell University.

Robert R. Hebard. Mr. Hebard has served as Secretary of the Company since September of 1990. From June 1986 to January 1992 he was First Vice President/Director of Product Management for Comerica Bank and from February 1992 to October 1992 was Director of Retail Marketing for the merged
Comerica/Manufacturers Bank. Mr. Hebard is also currently serving as Vice President of Woodward Partners, Inc., a real estate development company in suburban Detroit, Michigan. In June 1993, he was named Chairman of the Board and President of Enercorp, Inc., a publicly traded business development company under the Investment Company Act of 1940, as amended. In 1993, Mr. Hebard was also named Chief Executive Officer, Chief Financial Officer, and Treasurer of CompuSonics Video Corporation, a publicly held company. From December 1993 to August 1994 Mr. Hebard served as Director of Kimbro Imaging Systems, Inc. He received his MBA from Canisius College and his B.S. degree from Cornell University.

Stanley V. Intihar. From March 1994 to the present, Mr. Intihar has been Senior Vice President of Williams Controls, Inc. and has been a Director of Williams Controls, Inc. since December of 1992. From 1992 to 1994, he was an independent consultant for Williams. From 1988 to 1991, Mr. Intihar held various offices with Park Ohio Industries, Inc., including President and Chief Operating Officer and most recently Chairman of the Board and Chief Executive Officer. Since 1978 Mr. Intihar has been a Director of Horsburgh & Scott Co., a private company. He received his B.S. degree in Mechanical Engineering from Cornell University and graduated from the Harvard School of Business, Advanced Management Program.

Thomas W. Itin. Mr. Itin was elected Chairman of the Board and President of the Company in June of 1993. Mr. Itin has served as Chairman of the Board, Chief Executive Officer and Chief Operating Officer of LBO Capital Corp. since its inception, and is the Company's largest single stockholder. Mr. Itin has been Chairman, President and Owner of TWI International, Inc. ("TWI") since he founded the firm in 1967. Mr. Itin also is the Owner and Principal Officer of Acrodyne Corporation since 1962. Mr. Itin is Chairman, President, Treasurer, Chief Executive Officer, and Chief Operating Officer of Williams Controls, Inc., a publicly held corporation from March 1989 to the present. Mr. Itin was a co-founder of Roadmaster Industries, Inc. in 1987 and served as a Director thereof from October 1987 until June 1993. From December 1987 until October 1993, Mr. Itin was an officer and Director of CompuSonics Video Corporation, a publicly held company. He received his B.S. degree from Cornell University and his MBA from New York University.

Robert D. Newman. Mr. Newman became a Director of the Company in August 1994. Mr. Newman has served as General Manager of Leisure Life, Inc., a wholly owned subsidiary of the Company since August 1994. Mr. Newman founded Leisure Life, Inc. in October, 1990 and has served as President since its inception, until its purchase by the Company in August 1994. Mr. Newman was President and Chief Executive Officer of Stone Mountain Millworks from 1985 to 1989. Mr. Newman served as Director of Product Development for Gold Medal, Inc. from 1989 to October 1990. He attended Northern Illinois University.

Clarence H. Yahn. Mr. Yahn became a Director of the Company in September 1994, and has served as Director of Ajay Leisure Products, Inc., a wholly owned subsidiary of Ajay Sports, Inc. since September 1993 and as Ajay Leisure's President since January 1994. Mr. Yahn is on the Board of Directors of Leisure Life, Inc., a subsidiary of the Company. In 1988, Mr. Yahn joined Gold Medal, Inc. as its President. Prior to joining Ajay Leisure Products, Mr. Yahn served as Chief Executive Officer of Melnor, Inc. a consumer durables company from 1992 to 1993. He received his B.S. degree in mathematics and physics from the University of Wisconsin and received a Masters in International Business from the American Graduate School of International Management.

Robert R. Hebard is the son-in-law of Thomas W. Itin. Other than this relationship there are no other family relationships between any director or executive officers.

During the fiscal year ended December 31, 1995, the Board of Directors held a total of three meetings and acted by unanimous written consent nineteen times. Mr. Cashen is the sole member of the nominating committee of the Board of Directors. The Audit Committee consists of Mr. Hebard, Mr. Cashen and Mr. Intihar, and the Compensation Committee consists of Mr. Cashen and Mr. Intihar.

Committees of the Board. The Audit Committee recommends to the Board the appointment of independent auditors, reviews with the independent auditors the scope and results of the audit engagement and any non-audit services to be performed by the independent auditors, monitors the Company's system of internal accounting controls and evaluates the independence of the independent auditors and their fees for services. The Compensation Committee monitors the Company's compensation policies and reviews and recommends to the Board the salaries and bonuses of executive officers of the Company and the remuneration of the directors. The Compensation Committee also administers the 1994 Stock Option Plan. The Audit Committee and the Compensation Committee each met one time in fiscal 1995.

The directors of the Company are not compensated for their services as directors, but are reimbursed for reasonable costs incurred on behalf of the Company.

                        Executive Officers of the Company

The following table sets forth, as of April 1, 1996, the names and ages of the Company's executive officers including all positions and offices held by each such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified.


Name                                                       Age         Position

Thomas W. Itin                                              61         Chairman of the Board, President, Chief Executive
                                                                       Officer and Treasurer

Robert R. Hebard                                            43         Director and Secretary

Clarence H. Yahn                                            59         Director; President of Ajay Leisure Products, Inc.
                                                                       and Leisure Life, Inc.(subsidiaries)

Duane Stiverson                                             54         Chief Financial Officer of Ajay Sports, Inc., Ajay
                                                                       Leisure Products, Inc. and Leisure Life, Inc.

For information regarding Mr. Hebard, Mr. Yahn and Mr. Itin, see their biographies above.

Duane Stiverson has been Chief Financial Officer since July 19, 1994. Prior to joining the Company, Mr. Stiverson was the Vice President of Operations for VariQuest Technologies, Inc. and held that position since 1991. From 1987 to 1990, Mr. Stiverson was Vice President of Materials for the Ambrosia Chocolate Company. From 1978- 1987 he was the Vice President of Finance for Ambrosia, and from 1976-78 was its Controller. Mr. Stiverson held various controller and corporate finance positions with the Bendix Corporation. Mr. Stiverson has a Bachelor of Science from the University of Nebraska and was later awarded a Master of Business Administration from Michigan State University.

                             Executive Compensation

Summary of Cash and Certain Other Compensation

The following table shows, for the years ending December 31, 1995, 1994 and 1993, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the executive officers of the Company who received compensation from all capacities in which they serve:

                           Summary Compensation Table

===================================================================================================================================
                                                                                       Annual                        Long-Term
                                                                                 Compensation                       Compensation
                                                                               ----------------------------------------------------
                                                                                                                     Securities
                                                                                                                     Underlying
                                                                                                                      Options
Name and Principal Position                                        Year                   Salary                     (# Shares)
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Itin (1)                                                 1995                     $ 1                          -
President, Treasurer and Director of the                           1994                     $ 1                          -
Company, and Treasurer and Director of Ajay                        1993                      -                           -
Leisure Products, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Clarence H. Yahn (2)                                               1995                  $104,875                         -
Director of the Company and President of Ajay                      1994                  $101,000                     350,000
Leisure Products                                                   1993                      -                           -
- -----------------------------------------------------------------------------------------------------------------------------------
Duane R. Stiverson                                                 1995                  $ 65,000                         -
CFO of the Company and VP/CFO of Ajay                              1994                  $ 28,000                      75,000
Leisure Products                                                   1993                      -                           -
===================================================================================================================================


(1) On June 21, 1993 Mr. Itin was elected Chairman of the Board, President, Treasurer and Director of the Company, and Chairman of the Board, Treasurer and Director of Ajay Leisure Products, Inc. Mr. Itin has a three- year employment arrangement with the Company, pursuant to which he will receive a salary of $1 per year for 1994 and 1995.

(2) On December 28, 1995, Mr. Yahn was granted 34,000 shares of the Company's Common Stock. This value is included in Mr. Yahn's 1995 Annual Compensation in the table.

Employment Contracts

The Company has an employment agreement with Mr. Itin under which he will serve as the President and Chief Executive Officer of the Company at a salary of $1 per year for 1994 and 1995. The employment agreement terminates on December 31, 1996. Mr. Itin's compensation for 1996 is to be determined by the Board based on Mr. Itin's contribution to the success of the Company in 1994, 1995 and 1996. Under this arrangement, the Company may terminate the employment agreement with Mr. Itin only for cause.

Common Stock Options

No stock options were granted to, and no options were exercised by, any executive officer listed in the table for the fiscal year ended December 31, 1995. The following table summarizes common stock option values as of the year ended December 31, 1995:


                                            Number of Securities Underlying                     Value of Unexerc. in-the-Money
                                            Unexercised Options/FY-End (#)                            Options/FY-End ($)


             Name                           Exerc.                    Unexerc.                  Exerc.                  Unexerc.
- -----------------------------------------------------------------------------------------------------------------------------------
       Clarence H. Yahn                    233,334                    116,666                     0                        0
         Pres. (Ajay)



      Duane R. Stiverson                    45,000                     30,000                     0                        0
           VP & CFO


                               Further Information

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth, as of February 29, 1996, the number of shares of Common Stock beneficially owned by each director and executive officer (named in the Summary Compensation Table) of the Company individually, all officers and directors as a group, and all beneficial owners of more than five percent of the Common Stock. The following stockholders have sole voting and investment power with respect to their holdings unless otherwise footnoted.


                                                            Number of Shares                         Percentage
Name and Address                                           Beneficially Owned                       of Class (1)


Thomas W. Itin                                             13,281,225 (2)(3)                           46.1%
7001 Orchard Lake Road
Suite 424
West Bloomfield, MI 48322


Williams Controls Industries, Inc.                           15,228,520 (4)                            44.2%
14100 S.W. 72nd Avenue
Portland, OR 97224


TICO                                                          8,676,540 (5)                            32.1%
7001 Orchard Lake Road
Suite 424
West Bloomfield, MI 48322


Acrodyne Profit Sharing Trust                                 2,773,471 (6)                            11.1%
7001 Orchard Lake Road
Suite 424
West Bloomfield, MI 48322


Robert R. Hebard                                              1,928,797 (7)                             8.3%
7001 Orchard Lake Road
Suite 426
West Bloomfield, MI 48322


Enercorp, Inc.                                                  1,893,797                               8.1%
7001 Orchard Lake Road
Suite 426
West Bloomfield, MI 48322



                                        5







LBO Capital Corp.                                             1,680,000 (8)                             7.1%
7001 Orchard Lake Road
Suite 424
West Bloomfield, MI 48322


Robert D. Newman                                               926,000 (9)                              3.9%
215 4th Avenue North
P.O. Box 60
Baxter, TN 38544


Clarence H. Yahn                                              417,334 (10)                              1.8%
1501 E. Wisconsin Street
Delavan, WI  53115


Duane R. Stiverson                                             80,000 (11)                              0.3%
1501 E. Wisconsin Street
Delavan, WI  53115


Stanley V. Intihar                                            21,667 (12)                               0.1%
2688 Cranlyn Road
Shaker Heights, OH 44122


Anthony B. Cashen                                             11,667 (12)                               ***
Lamalie Amrop International
200 Park Avenue. Suite 3100
New York, NY 10166


All officers and directors as a group                          16,666,690                              57.0%
(seven persons)


*** Less than 1%

(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from March 4, 1996 these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. Percentages are based on 23,345,018 shares outstanding.

(2)      Mr.  Itin  may be  deemed  to be a  "control  person"  of the  Company.
         Includes Common Stock and shares of Common Stock issuable upon the exercise of presently exercisable warrants and the conversion of presently convertible Preferred Stock beneficially owned by Mr. Itin's spouse and affiliates of Mr. Itin as follows:



         TICO                                                          5,000,040     Common Stock
         First Equity Corporation                                        151,214     Common Stock
         Acrodyne Profit Sharing Trust                                 2,773,471     Common Stock and Warrants
         LBO Capital Corp.                                             1,680,000     Common Stock and Warrants
                                                                       ---------
                                                                       9,604,725

         TICO (12,500 shares of Series B
         Preferred Stock convertible at one
         share for 294.12 shares of
         Common Stock)                                                 3,676,500     Preferred Stock Conversion
                                                                       ---------
                                                                      13,281,225

         Mr. Itin disclaims beneficial ownership in the securities owned by LBO Capital Corp. and First Equity Corporation in excess of his pecuniary interest. See Note 3 below with regard to securities owned by Williams Controls, the beneficial ownership of which is disclaimed by Mr. Itin.

(3) Does not include 4,117,647 Common Shares and 11,110,873 options owned by Williams Controls, Inc. Mr. Itin is Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Treasurer and 26.7% beneficial owner of Williams Controls, Inc. Even though Mr. Itin is a director of Williams Controls, he abstains from voting on matters pertaining to the Company in meetings of the directors of Williams Controls. If the shares and warrants owned by Williams Controls were included, the number of shares beneficially owned would be 28,509,745 and the percentage of class would be 71.4%.

(4) Includes 11,110,873 shares of Common Stock issuable upon the exercise of outstanding stock options. See "Certain Relationships and Related Transactions."

(5) Includes 3,676,500 shares of Common Stock issuable upon conversion of 12,500 shares of presently convertible Series B Preferred Stock, at a rate of 294.12 shares of Common Stock for every one share of preferred stock. TICO is a Michigan partnership of which Mr. Itin is the Managing Partner.

(6) Includes 1,597,000 shares of Common Stock issuable upon exercise of options. Mr. Itin is trustee and beneficiary of Acrodyne Profit Sharing Trust.

(7) Includes the following Common Stock and shares of Common Stock issuable upon the conversion of presently convertible Preferred Stock owned by Enercorp, Inc., a Colorado corporation of which Mr. Hebard is Chairman of the Board of Directors and President:

                  Common Stock                                                                            1,864,706
                  2,000 shares of Series C Preferred Stock convertible at
                      one share or 14.5 shares of Common Stock                                               29,091
                                                                                                         ----------

                                                                                                          1,893,797

(8) Includes 200,000 shares of Common stock issuable upon exercise of warrants. LBO Capital Corp. is a Colorado corporation of which Mr. Itin is a 51% shareholder, Chairman of the Board of Directors, and President.

(9) Includes 100,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

(10) Includes 233,633 shares of Common Stock issuable upon the exercise of outstanding stock options.

(11) Includes 60,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

(12) Includes 1,667 shares of Common Stock issuable upon the exercise of outstanding stock options automatically granted under the 1994 Stock Option Plan.

Changes in Control

On May 5, 1994, the Company entered into a Joint Venture Implementation Agreement ("JVIA") with Williams Controls Industries, Inc. ("Williams"), concurrently with the execution of a Loan Agreement with Williams. Pursuant to the JVIA, the Company granted to Williams the option to purchase shares of the Common Stock of the Company at various option prices. See Certain Relationships and Related Transactions for more information on the JVIA.

                      Compliance with Section 16(a) of the
                         Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by the SEC regulation to furnish the Company with copies of Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations of the reporting person, the Company has determined that all required reports have been timely filed during the year, except for one shareholder, Williams Controls, Inc., which filed a late report involving a transaction in July 1995. In addition, directors Anthony B. Cashen and Stanley V. Intihar filed late reports relating to automatic stock option grants on October 31, 1994 and May 24, 1995 under the Company's 1994 Stock Option Plan.

                 Certain Relationships and Related Transactions

The Company and Ajay entered into the JVIA with Williams in which the Company granted Williams an option to purchase Common Stock of the Company at various option prices. This JVIA included the establishment of a loan facility on behalf of the Company by Williams. On July 23, 1995, the Company completed a financing arrangement with the United States National Bank of Oregon ("US Bank") for an $8.5 million credit facility. Upon the closing of the credit facility with US Bank, Williams was paid in full for all outstanding obligations under the Loan Agreement with Williams.

On October 3, 1994, Williams exercised a portion of its options and purchased 4,117,647 shares of the Company's Common Stock. On April 5, 1995, the Company and Williams agreed to modifications of the terms of the JVIA. The changes still in effect include, (1) a waiver of Williams' preemptive rights under certain circumstances, (2) a reduction in the number of $1.00 options previously granted to Williams, from 1,394,979 to 348,745, (3) a reduction in the exercise price of the $1.00 options granted to Williams to $.50, (4) an extension of the expiration date of all options granted to Williams under the Joint Venture Agreement to August 1, 1999, and (5) an additional four-year extension of the manufacturing joint venture at the Company's Mexicali, Mexico and Delavan, Wisconsin facilities. Williams retains the following options granted under the
JVIA:

                                                                     Option                              Expiration
                        # of Options                            Exercise Price                               Date

                        4,717,219                                   $.34                                  8/1/99
                        3,487,447                                    .40                                  8/1/99
                        2,906,207                                    .50                                  8/1/99

Mr. Itin, the Chairman and president of the Company, is, and was at the time of the Loan Agreement, Chairman, President, Treasurer, Chief Executive Officer, and Chief Operating Officer of Williams, a publicly-held corporation.

                         Independent Public Accountants

The Company's Financial Statements for the fiscal year ended December 31, 1993 were audited by Coopers & Lybrand ("Coopers"). Coopers issued its report thereon dated March 25 1994. On June 3, 1994, the Company was informed by Coopers that the client-auditor relationship between the Company and Coopers had ceased. On July 21, 1994, the Company engaged Hirsch & Silberstein of Farmington Hills, Michigan, to audit the Company's Financial Statements for the year ended December 1994, and Hirsch & Silberstein has continued in that capacity until the current time, including the completion of the Company's 1995 audit. Representatives of Hirsch & Silberstein will not be present at the Annual Meeting of Stockholders.

The report of Hirsch and Silberstein on the Company's financial statements for the fiscal year ended December 31, 1994 was qualified as to uncertainty concerning the Company's ability to continue as a going concern due to significant losses during 1993 and 1994. That qualification was removed as part of the completion of the 1995 audit.

The report of Coopers on the Company's financial statements for the fiscal year ended December 31, 1993 was qualified as to uncertainty concerning the Company's ability to continue as a going concern due to significant losses during 1993 and the Company not being in compliance with certain debt covenants under its bank loan. The bank loan was subsequently repaid in full on May 5, 1994, at which time the Company entered into a new loan agreement with another company.

In connection with the audit for the year ended December 31, 1993, there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Coopers would have caused them to make reference to the matter in their report. The same was true as of June 3, 1994, the date that the client-auditor relationship between the Company and Coopers ceased.

                              Stockholder Proposals

All proposals of stockholders intended to be included in the proxy statement to be presented at the next annual meeting of stockholders must be received at the Company's administrative offices at 7001 Orchard Lake Road, Suite 424, West Bloomfield, Michigan 48322, Attention: Corporate Secretary, on or before January 23, 1997.

                                 Other Business

Management does not know of any other business to be brought before the Meeting. If any such matters are brought before the meeting, the proxies named in the enclosed form of proxy will vote proxies received by them as they deem best with respect to all such matters.

By Order of the Board of Directors,

Robert R. Hebard
Secretary

April 22, 1996
Delavan, Wisconsin

- --------------------------------------------------------------------------------
                                      PROXY
- --------------------------------------------------------------------------------


                                AJAY SPORTS, INC.
                            1501 E. Wisconsin Street
                                Delavan, WI 53115

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 1996


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of Ajay Sports, Inc. (the "Company") hereby constitutes and appoints Thomas W. Itin and Robert R. Hebard as proxies, each with the power to appoint his substitute, to appear, attend and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned at the 1996 Annual Meeting of Stockholders of Ajay Sports, Inc. to be held at 1501 E. Wisconsin Street, Delavan, Wisconsin, on May 23, 1996, at 11:00am (CDT), and at any postponements or adjournments thereof, upon the following matters:


          1.      ELECTION OF DIRECTORS

                  |_| FOR all nominees listed below (except as marked to the contrary below).

                  |_|       WITHHOLD  AUTHORITY  to  vote  for  all  nominee(s).
                            Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

               Anthony B. Cashen       Robert R. Hebard      Stanley V. Intihar
               Thomas W. Itin          Robert D. Newman      Clarence H. Yahn


          2. To transact such other business as may properly come before the meeting.


          The proxy, when properly signed and delivered, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors, and for Proposal 2. This proxy will be voted in accordance with the discretion of the proxies on any other business.

          The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated April 22, 1996 and the Annual Report on Form 10-K of Ajay Sports, Inc. for the year ended December 31, 1995. The undersigned ratifies all of the proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

          Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  __________________, 1996
                                                     Signature


                                                     Signature (if jointly held)

                                                     Address  if  different from
                                                     that on label:


                                                     Street Address


                                                     City, State and Zip Code


                                                     Number of Shares

Please check if you intend to be present at the meeting:  _____________